Exhibit 23.2

                      Consent of Kirkpatrick & Lockhart LLP


Kirkpatrick & Lockhart LLP's consent to include its opinion to Amendment No. 1 to the Registration Statement on Form SB-2 of Cyco.net, Inc. is contained in its opinion attached by reference to Exhibit 5.1 to the Registration Statement on Form SB-2 filed with the SEC on September 13, 2001.